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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                        November 26, 2002 (November 21, 2002)


                                  TRAFFIX, INC.
             (Exact Name of registrant as specified in its charter)



           Delaware                        0-27046               22-3322277
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



      One Blue Hill Plaza                                           10965
     Pearl River, New York                                       (Zip Code)
     (Address of principal
      executive offices)


       Registrant's telephone number, including area code: (845) 620-1212

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                                  TRAFFIX, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                NOVEMBER 26, 2002


                                ITEMS IN FORM 8-K
                                -----------------

                                                                            PAGE

Facing Page

Item 5.             Other Events                                              3

Item 7.             Financial Statements and Exhibits                         4

Signatures

Exhibit Index

                                       2
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ITEM 5.  OTHER EVENTS.

       On November 21, 2002, Eric Aroesty resigned as our President and a member of our Board of Directors. Andrew Stollman, previously our Chief Operating Officer, replaced Mr. Aroesty as President. Richard Wentworth, previously our Vice President of Data Operations, replaced Mr. Stollman as Chief Operating Officer. Mr. Aroesty's vacancy on the Board was not filled.

       Mr. Aroesty's resignation was mutual and was not related to any disagreement relating to our operations, policies or practices. Such resignation was in accordance with the terms of our November 20, 2002 Redemption Agreement with Mr. Aroesty, pursuant to which we also acquired 628,032 shares of our common stock held by Mr. Aroesty, as follows:

       (i) we purchased from Mr. Aroesty 262,243 shares for $2.52 per share, or gross proceeds of $660,852.36;

       (ii) Mr. Aroesty exercised options to purchase 365,789 shares of our common stock at an exercise price of $1.75, for an aggregate exercise price of $640,130.75; and

       (iii) we purchased from Mr. Aroesty the 365,789 shares acquired upon his exercise of the options at a purchase price of $2.52 per share, for gross proceeds of $921,788.28.

       Accordingly, after our payment of $1,582,640.64 for Mr. Aroesty's 628,032 shares and our receipt of $640,130.75 from Mr. Aroesty as payment of his exercise price, we paid net proceeds for Mr. Aroesty's 628,032 shares of $942,509.89.

              Mr. Aroesty further agreed in the Redemption Agreement, that (a) for a period of 6 months after the date of the Redemption Agreement, he would not sell, assign, transfer (including without limitation by gift) or otherwise dispose of any of our securities, or any interest therein or right thereto, except under certain "change of control" circumstances, as described in the Redemption Agreement; and (b) for a period of one year after the date of the Redemption Agreement, he would be subject to certain restrictive covenants with respect to competing with us.

              The foregoing is a summary of the Redemption Agreement and the transactions contemplated thereby and should be read in conjunction with the Redemption Agreement, a copy of which is included as an exhibit to this Current Report on Form 8-K.

              On November 21, 2002, we announced in a press release, INTER ALIA, the resignation and our purchase of Mr. Aroesty's shares. A copy of this release is attached as an exhibit to this Current Report on Form 8-K.

                                       3
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (A)    EXHIBITS


EXHIBIT
NUMBER   DESCRIPTION

10.1* Redemption Agreement, dated as of November 20, 2002, by and between the Company and Eric Aroesty

99.1*    November 21, 2002 Press Release


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* Filed herewith

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 26, 2002                     TRAFFIX, INC.


                                                 By:  /s/ JEFFREY L. SCHWARTZ
                                                      -------------------------
                                                      Jeffrey L. Schwartz
                                                      Chief Executive Officer

                                       5
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                                  EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION


10.1* Redemption Agreement, dated as of November 20, 2002, by and between the Company and Eric Aroesty

99.1*    November 21, 2002 Press Release


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* Filed herewith